SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2003

                                  CWMBS, INC.

                                  (Depositor)

        (Issuer in respect of Asset-Backed Securitiies, Series 2003-04)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                  CWMBS, INC.
                            Asset-Backed Securitiies
                                 Series 2003-04

On September 25, 2003, The Bank of New York, as Trustee for CWMBS, INC., Asset-Backed Securitiies Series 2003-04, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of July 1, 2003, among CWMBS, INC. as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWMBS, INC., Asset-Backed Securitiies Series 2003-04 relating to the distribution date of September 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of July 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 2003


                                  CWMBS, INC.


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated September 25, 2003


                             Payment Date: 09/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
                    Asset-Backed Securitiies, Series 2003-04
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         78,462,953.82    1.240000%     2,763,130.82     83,781.00    2,846,911.82       0.00       0.00
                        A2        164,838,000.00    1.440000%             0.00    204,399.12      204,399.12       0.00       0.00
                        P                 100.00    0.000000%             0.00          0.00            0.00       0.00       0.00
                        C         274,462,953.82    0.000000%             0.00    900,564.45      900,564.45       0.00       0.00
Residual                AR                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M1         12,465,000.00    1.790000%             0.00     19,213.41       19,213.41       0.00       0.00
                        M2          3,462,000.00    2.030000%             0.00      6,051.77        6,051.77       0.00       0.00
                        M3          6,925,000.00    2.860000%             0.00     17,054.74       17,054.74       0.00       0.00
                        M4          2,770,000.00    3.310000%             0.00      7,895.27        7,895.27       0.00       0.00
                        M5          2,770,000.00    4.360000%             0.00     10,399.81       10,399.81       0.00       0.00
                        B           2,770,000.00    4.610000%             0.00     10,996.13       10,996.13       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        274,463,053.82     -            2,763,130.82  1,260,355.70    4,023,486.52     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         75,699,823.00              0.00
                                A2        164,838,000.00              0.00
                                P                 100.00              0.00
                                C         271,699,823.00              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M1         12,465,000.00              0.00
                                M2          3,462,000.00              0.00
                                M3          6,925,000.00              0.00
                                M4          2,770,000.00              0.00
                                M5          2,770,000.00              0.00
                                B           2,770,000.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        271,699,923.00     -
--------------------------------------------------------------------------------

                             Payment Date: 09/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
                    Asset-Backed Securitiies, Series 2003-04
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     78,462,953.82     1.240000% 126671H33    34.112726      1.034333    934.565716
                           A2    164,838,000.00     1.440000% 126671H41     0.000000      1.240000  1,000.000000
                           P             100.00     0.000000% 126671J49     0.000000      0.000000  1,000.000000
                           C     274,462,953.82     0.000000% 126671J31     0.000000      3.251134    980.865433
Residual                   AR              0.00     0.000000% 126671J98     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M1     12,465,000.00     1.790000% 126671H58     0.000000      1.541389  1,000.000000
                           M2      3,462,000.00     2.030000% 126671H66     0.000000      1.748056  1,000.000000
                           M3      6,925,000.00     2.860000% 126671H74     0.000000      2.462778  1,000.000000
                           M4      2,770,000.00     3.310000% 126671H82     0.000000      2.850278  1,000.000000
                           M5      2,770,000.00     4.360000% 126671H90     0.000000      3.754444  1,000.000000
                           B       2,770,000.00     4.610000% 126671J23     0.000000      3.969722  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     274,463,053.82       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
                    Asset-Backed Securitiies, Series 2003-04
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       271,699,823.00   271,699,823.00
Loan count                   1271             1271
Avg loan rate           7.500946%             7.50
Prepay amount        2,541,219.65     2,541,219.65

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       112,711.46       112,711.46
Sub servicer fees        2,562.98         2,562.98
Trustee fees             2,058.47         2,058.47


Agg advances                  N/A              N/A
Adv this period         15,360.27        15,360.27

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                5,540,002.00     5,540,002.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           88.646195%           100.000000%            243,301,053.82
   -----------------------------------------------------------------------------
   Junior           11.353805%             0.000000%             31,162,000.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          10                 1,947,822.36
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                10                 1,947,822.36
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            4,023,486.52          4,023,486.52
Principal remittance amount            2,763,130.82          2,763,130.82
Interest remittance amount             1,260,355.70          1,260,355.70